UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

January 20, 2023

(Date of earliest event reported)

NovAccess Global Inc.

(Exact name of registrant as specified in its charter)

Colorado	000-29621	84-1384159
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8584 E. Washington Street, No. 127, Chagrin Falls, Ohio 44023
(Address of principal executive offices) (Zip Code)

(213) 642-9268

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐         Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐         Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐         Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐         Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). ☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

NovAccess Global Inc., a Colorado corporation (“NovAccess” or the “company”), previously entered into three securities purchase agreements dated August 20, 2021, February 15, 2022, and May 5, 2022 (collectively, the “Agreements”), with AJB Capital Investments, LLC (“AJB”). Pursuant to the Agreements, NovAccess issued promissory notes to AJB representing loans provided by AJB to the company totaling $1.75 million. Also pursuant to the Agreements, NovAccess paid AJB commitment fees totaling 1,575,000 unregistered shares of the company’s common stock (the “commitment fee shares”). If AJB is unable to sell the commitment fee shares for amounts specified in the Agreements, then AJB may require NovAccess to issue additional shares or pay cash in the amount of the shortfall (the “make-whole rights”). However, AJB may only exercise its make-whole rights within time frames following the loan dates specified in the Agreements (the August 20, 2021 and February 15, 2022 make-whole rights each have a term of 18 months and the May 5, 2022 make-whole rights have a term of 36 months). The August 20, 2021 make-whole rights expire on February 20 of this year. To avoid forcing AJB to sell the commitment fee shares in order to take advantage of its make-whole rights, on January 20, 2023 NovAccess entered into a letter agreement with AJB extending the exercise period for the make whole-rights to 72 months. As amended by the letter agreement, the make-whole rights now expire on August 20, 2027, February 15, 2028, and May 5, 2028. The letter agreement makes additional less material revisions to AJB’s make-whole rights and harmonizes the make-whole rights among the Agreements.

The letter agreement with AJB is filed as an exhibit to this Current Report on Form 8-K. The description above is qualified in its entirety by reference to the full text of the agreement.

Item 9.01 Financial Statements and Exhibits.

10.1 Letter Agreement dated January 20, 2023 between NovAccess Global Inc. and AJB Capital Investments, LLC

Exhibit 104 Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NovAccess Global Inc.

Dated January 23, 2023	/s/ Dwain K. Irvin
By Dwain K. Irvin, Chief Executive Officer